ABSC OOMC 2006-HE3

Asset Backed Securities Portfolio Analysis

4,871 records

Balance: 965,389,463

All records

Selection Criteria: All records

Table of Contents

1. Summary Aggregate

2. IO Loans From the Entire Pool

3. FICO & Documentation

4. Original LTV

5. Principal Balance

6. APR & FICO

7. APR & LTV

1. Summary Aggregate

WAC: 8.097

Wtd Avg FICO: 621

FICO lt 600: 35.66

FICO 600 650: 35.00

WA LTV: 80.43

LTV eq 80: 28.17

LTV gt 80.01: 40.28

LTV 95.01 100: 5.54

Full Doc: 54.81

Stated Doc: 43.40

Limited Doc: 0.59

Purch %: 33.98

CO refi %: 59.62

Owner OCC: 92.23

Prepay Penalty: 71.55

Wtd Avg DTI: 42.57

ARM %: 81.16

2 YR Fixed ARM: 74.30

3 YR Fixed ARM: 1.98

1st Lien %: 95.73

Avg Loan Balance: 198191.23

# of Loans: 4871

Loan Bal < 100K: 8.30

Mtg Rates > 12%: 1.05

Manuf Housing (%): 0.49

Silent 2nd %: 17.43

IO Loan %: 17.56

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2. IO Loans From the Entire Pool

5 YR IO: 100.00

2 YR IO: 0.00

FICO: 648

LTV: 80.71

DTI: 43.59

Full Doc: 47.78

Purchase: 38.97

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3. FICO & Documentation

FICO & Documentation	Count	% Full Documentation	% Lite Documentation	% Stated Documentation	% No Documentation	% Purchase	% CO Refi	WAC	Avg Prin Bal	Wtd Avg LTV	IO Loans	Silent Seconds
<= 450	25	0.21	0	0.05	0	0.13	0.13	9.929	101,109.39	76	0	0.02
451 - 500	6	0.08	0	0.01	0	0.01	0.04	9.43	143,593.43	76.02	0	0
501 - 550	592	6.83	0.13	4.62	0	1.58	8.71	9.307	188,788.07	74.65	0	0.15
551 - 600	1310	16.62	0.07	7.65	0	6.21	16.55	8.311	179,406.43	77.96	2.7	3.28
601 - 650	1789	20.9	0.1	13.38	0.02	11.59	20.53	7.973	185,571.63	81.99	7.64	6.76
651 - 700	803	7.44	0.29	11.58	0.33	9.35	9.45	7.668	236,073.18	83.12	5.19	4.98
701 - 750	263	1.86	0	4.42	0.67	3.46	3.21	7.523	255,248.98	83.91	1.18	1.5
751 - 800	82	0.83	0	1.7	0.19	1.65	0.96	6.988	318,857.45	79.67	0.8	0.71
801 - 850	1	0.04	0	0	0	0	0.04	5.375	384,000.00	80	0.04	0.04
Total:	4871	54.81	0.59	43.4	1.21	33.98	59.62	8.097	198,191.23	80.43	17.56	17.43

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4. Original LTV

Original LTV	Number of Loans	FICO <= 450	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	Avg Prin Bal
10.01 - 20.00	3	0	0	0.01	0	0.02	0	0	0	0	590.8	92447.3
20.01 - 30.00	7	0	0	0.05	0.07	0.03	0	0	0	0	571.13	199305.16
30.01 - 40.00	32	0	0.01	0.13	0.14	0.19	0.08	0	0	0	591.27	164623.08
40.01 - 50.00	86	0.03	0	0.29	0.52	0.47	0.19	0.14	0.2	0	615.1	207796.25
50.01 - 60.00	192	0.02	0	1.02	1.43	1.49	0.46	0.14	0.11	0	595.72	234256.95
60.01 - 70.00	438	0.03	0	2.44	4.04	2.85	1.18	0.33	0.28	0	595.98	245418.96
70.01 - 80.00	1742	0.12	0.07	5.15	9.94	13.55	8.6	2.82	1.06	0.04	620.18	229169.67
80.01 - 90.00	849	0.01	0	1.51	5.14	8.51	5.35	1.9	0.39	0	630.59	259302.53
90.01 - 100.00	1522	0.05	0.01	0.98	3.06	7.3	3.78	1.63	0.67	0	634.89	110871.43
Total:	4871	0.26	0.09	11.58	24.34	34.39	19.64	6.95	2.71	0.04	620.96	198191.23

Original LTV	WAC	Gross Margin	% Full Documentation	% Lite Documentation	% Stated Documentation	% No Documenation	IO Loans	Silent Second
10.01 - 20.00	9.125	6.277	0.01	0	0.02	0	0	0
20.01 - 30.00	8.076	6.194	0.06	0	0.08	0	0.01	0.07
30.01 - 40.00	7.677	6.048	0.26	0.01	0.28	0	0.09	0
40.01 - 50.00	7.489	6.138	0.9	0	0.9	0.05	0.2	0
50.01 - 60.00	7.676	6.027	2.41	0	2.21	0.04	0.57	0.09
60.01 - 70.00	7.646	6.096	5.26	0.06	5.81	0	1.52	0.24
70.01 - 80.00	7.828	6.103	22.32	0.34	18.46	0.23	8.71	16.79
80.01 - 90.00	8.177	6.472	10.97	0.14	11.21	0.49	3.96	0.23
90.01 - 100.00	9.108	6.77	12.62	0.04	4.42	0.4	2.5	0.02
Total:	8.097	6.287	54.81	0.59	43.4	1.21	17.56	17.43

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5. Principal Balance

Principal Balance	FICO <= 450	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	Wtd Avg LTV	WAC
0.01 - 50,000.00	0.01	0	0.03	0.63	0.97	0.29	0.05	0.01	0	615.7	96.49	11.344
50,000.01 - 100,000.00	0.07	0.02	1.02	1.68	2.05	1.05	0.34	0.1	0	604.74	83.12	9.926
100,000.01 - 150,000.00	0.11	0.02	1.97	3.53	4.08	1.58	0.56	0.08	0	599.89	81.2	8.93
150,000.01 - 200,000.00	0.02	0	2.06	3.03	4.54	1.37	0.31	0.11	0	603.19	79.59	8.521
200,000.01 - 250,000.00	0	0.02	1.52	2.7	3.22	1.2	0.46	0.24	0	608.57	78.58	8.196
250,000.01 - 300,000.00	0.06	0.03	0.88	2.35	2.96	1.68	0.6	0.06	0	613.67	77.92	7.833
300,000.01 - 350,000.00	0	0	0.98	2.24	3.87	2.39	0.85	0.3	0	629.64	80.83	7.579
350,000.01 - 400,000.00	0	0	1.02	1.94	2.82	1.59	1.1	0.31	0.04	630.27	81.2	7.709
400,000.01 - 450,000.00	0	0	0.49	1.18	1.59	2.11	0.79	0.4	0	644.23	80.78	7.436
450,000.01 - 500,000.00	0	0	0.59	0.94	2.02	1.68	0.49	0.29	0	638.08	80.28	7.491
500,000.01 - 550,000.00	0	0	0.27	0.7	1.36	0.98	0.38	0.05	0	636.17	80.82	7.226
550,000.01 - 600,000.00	0	0	0.25	0.6	1.55	0.88	0.36	0.12	0	637.52	83.23	7.45
600,000.01 - 650,000.00	0	0	0.13	0.2	0.72	0.39	0.13	0.13	0	647.2	84.01	7.265
650,000.01 - 700,000.00	0	0	0.14	0.28	0.56	0.49	0.21	0.14	0	648.58	81.22	7.678
700,000.01 - 750,000.00	0	0	0	0.15	0.46	0.3	0.15	0.07	0	659.98	77.61	7.503
750,000.01 - 800,000.00	0	0	0	0.56	0.16	0.24	0.16	0.08	0	636.88	79.68	7.216
800,000.01 - 850,000.00	0	0	0.08	0.26	0.25	0.17	0	0	0	614.82	80.8	7.463
850,000.01 - 900,000.00	0	0	0	0.18	0.27	0.18	0	0	0	618.04	77.87	7.496
900,000.01 - 950,000.00	0	0	0	0	0	0.1	0	0.09	0	720.98	80.09	6.497
950,000.01 - 1,000,000.00	0	0	0	0.3	0.2	0.4	0	0	0	635.12	77.13	6.83
1,000,000.01 >=	0	0	0.14	0.88	0.74	0.57	0	0.12	0	626.79	67.01	7.036
Total:	0.26	0.09	11.58	24.34	34.39	19.64	6.95	2.71	0.04	620.96	80.43	8.097

Principal Balance	Gross Margin	% Full Documentation	% Lite Documentation	% Stated Documentation	% No Documentation	IO Loans	Silent Second
0.01 - 50,000.00	7.144	1.77	0	0.22	0	0	0
50,000.01 - 100,000.00	6.924	4.61	0.02	1.65	0.03	0.06	1.34
100,000.01 - 150,000.00	6.706	8.8	0.08	2.92	0.13	0.43	3.23
150,000.01 - 200,000.00	6.559	7.7	0.04	3.66	0.05	0.91	2.46
200,000.01 - 250,000.00	6.435	5.53	0.02	3.75	0.07	1.04	1.52
250,000.01 - 300,000.00	6.219	5.01	0.03	3.52	0.05	1.62	2.04
300,000.01 - 350,000.00	6.115	4.66	0	5.76	0.2	2.45	1.57
350,000.01 - 400,000.00	6.286	3.98	0.15	4.39	0.31	1.94	1.35
400,000.01 - 450,000.00	5.973	2.51	0	3.87	0.18	1.59	1.01
450,000.01 - 500,000.00	6.017	1.91	0.05	4	0.05	1.84	1.37
500,000.01 - 550,000.00	5.891	1.36	0	2.33	0.06	1.3	0.38
550,000.01 - 600,000.00	5.998	1.96	0.06	1.74	0	0.71	0.54
600,000.01 - 650,000.00	6.055	0.66	0.06	0.97	0	0.2	0.13
650,000.01 - 700,000.00	6.142	0.83	0	0.91	0.07	0.63	0.14
700,000.01 - 750,000.00	5.86	0.3	0	0.83	0	0.23	0.08
750,000.01 - 800,000.00	5.975	0.49	0.08	0.64	0	0.4	0.16
800,000.01 - 850,000.00	5.996	0.43	0	0.34	0	0.17	0
850,000.01 - 900,000.00	5.928	0.27	0	0.36	0	0.27	0
900,000.01 - 950,000.00	6.15	0.19	0	0	0	0	0
950,000.01 - 1,000,000.00	5.518	0.4	0	0.5	0	0.4	0
1,000,000.01 >=	5.689	1.44	0	1.02	0	1.38	0.11
Total:	6.287	54.81	0.59	43.4	1.21	17.56	17.43

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6. APR & FICO

APR & FICO	FICO <= 450	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	WA FICO	LTV	WAC
4.501 - 5.000	0	0	0	0	0	0.02	0	0	0	668	39.29	5
5.001 - 5.500	0	0	0	0.06	0.15	0.54	0.54	0.59	0.04	715.67	66.08	5.396
5.501 - 6.000	0	0	0.05	0.24	0.61	0.46	0.17	0.18	0	654.73	76.3	5.865
6.001 - 6.500	0	0	0.15	1.18	2.03	2.08	0.62	0.38	0	650.83	74.56	6.354
6.501 - 7.000	0	0	0.29	2.58	6.01	3.52	1.44	0.47	0	642.81	77.08	6.816
7.001 - 7.500	0	0	0.39	3.1	5.15	3.4	1.12	0.27	0	635.6	78.35	7.294
7.501 - 8.000	0.01	0.03	1.18	4.13	6.76	3.76	0.87	0.23	0	623.2	80.27	7.805
8.001 - 8.500	0.02	0	0.84	3.57	4.48	2.02	0.82	0.21	0	620.62	82.02	8.283
8.501 - 9.000	0.01	0.02	1.99	3.92	3.85	1.57	0.42	0.11	0	603.16	82.92	8.781
9.001 - 9.500	0.04	0	1.65	2.05	1.94	0.51	0.4	0.14	0	594.2	83.71	9.269
9.501 - 10.000	0.07	0.02	1.79	1.41	1.11	0.41	0.23	0.05	0	575.66	83.38	9.782
10.001 - 10.500	0.02	0	1.44	0.6	0.38	0.55	0.2	0.07	0	585.09	84.81	10.248
10.501 - 11.000	0.04	0	0.72	0.41	0.41	0.5	0.1	0.01	0	585.88	87.58	10.751
11.001 - 11.500	0.02	0	0.55	0.29	0.47	0.18	0.01	0	0	575.82	86.06	11.255
11.501 >=	0.02	0.02	0.54	0.81	1.04	0.11	0.01	0	0	585.53	91.24	11.975
Total:	0.26	0.09	11.58	24.34	34.39	19.64	6.95	2.71	0.04	620.96	80.43	8.097

APR & FICO	Gross Margin	Avg Principal	% Full Documentation	% Lite Documentation	% Stated Documentation	% No Documentation	IO Loans	Silent Second
4.501 - 5.000	4.5	164000.39	0	0	0.02	0	0	0
5.001 - 5.500	4.565	473415.27	0.88	0	1.03	0	0.5	0.08
5.501 - 6.000	4.903	330786.85	1.1	0	0.61	0	0.62	0.46
6.001 - 6.500	5.203	372489.7	4.15	0.09	2.21	0	1.78	0.94
6.501 - 7.000	5.451	356978.8	7.37	0	6.85	0.1	4.51	3.1
7.001 - 7.500	5.77	311008.18	6.8	0.06	6.47	0.1	3.75	3.42
7.501 - 8.000	6.201	273333.52	8.57	0.16	7.96	0.27	3.19	3.57
8.001 - 8.500	6.492	224114.35	6.15	0.09	5.46	0.25	1.73	2.26
8.501 - 9.000	6.822	184998.51	6.82	0.06	4.9	0.12	1	2.26
9.001 - 9.500	7.128	163894.56	3.99	0.03	2.44	0.29	0.38	0.89
9.501 - 10.000	7.394	138974.34	2.85	0.02	2.13	0.07	0.09	0.34
10.001 - 10.500	7.544	126719.14	1.77	0.02	1.46	0.01	0	0.06
10.501 - 11.000	7.679	77365.43	1.47	0.01	0.72	0	0	0.04
11.001 - 11.500	7.478	68547.24	1.04	0.01	0.47	0	0	0
11.501 >=	7.162	41923.75	1.86	0.02	0.67	0	0	0.01
Total:	6.287	198191.23	54.81	0.59	43.4	1.21	17.56	17.43

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7. APR & LTV

APR & LTV	LTV <=40	LTV 40.01 - 50	LTV 50.01 - 60	LTV 60.01 - 70	LTV 70.01 - 80	LTV 80.01 - 90	LTV 90.01 - 100	LTV 100+	WA LTV	WA FICO	Gross Margin	Avg Prin Bal
4.501 - 5.000	0.02	0	0	0	0	0	0	0	39.29	668	4.5	164,000.39
5.001 - 5.500	0.05	0.31	0.2	0.5	0.79	0.06	0	0	66.08	716	4.565	473,415.27
5.501 - 6.000	0	0.02	0.08	0.34	1.01	0.12	0.14	0	76.3	655	4.903	330,786.85
6.001 - 6.500	0.04	0.22	0.67	1.28	2.94	0.96	0.34	0	74.56	651	5.203	372,489.70
6.501 - 7.000	0.13	0.36	0.82	2.07	6.8	3.1	1.03	0	77.08	643	5.451	356,978.80
7.001 - 7.500	0.02	0.14	0.82	1.75	6.82	2.86	1.03	0	78.35	636	5.77	311,008.18
7.501 - 8.000	0.22	0.24	0.75	1.61	7.32	4.47	2.34	0	80.27	623	6.201	273,333.52
8.001 - 8.500	0.07	0.12	0.34	1.25	4.49	3.69	2	0	82.02	621	6.492	224,114.35
8.501 - 9.000	0.07	0.12	0.16	0.77	5.3	2.78	2.7	0	82.92	603	6.822	184,998.51
9.001 - 9.500	0.02	0.09	0.21	0.44	2.49	1.79	1.7	0	83.71	594	7.128	163,894.56
9.501 - 10.000	0.05	0.1	0.18	0.41	1.55	1.41	1.38	0	83.38	576	7.394	138,974.34
10.001 - 10.500	0.01	0.02	0.23	0.18	0.93	0.7	1.19	0	84.81	585	7.544	126,719.14
10.501 - 11.000	0.01	0.04	0.08	0.15	0.42	0.37	1.13	0	87.58	586	7.679	77,365.43
11.001 - 11.500	0.01	0.01	0.06	0.22	0.21	0.27	0.74	0	86.06	576	7.478	68,547.24
11.501 >=	0.01	0.06	0.05	0.15	0.29	0.25	1.75	0	91.24	586	7.162	41,923.75
Total:	0.72	1.85	4.66	11.13	41.35	22.8	17.48	0	80.43	621	6.287	198,191.23

APR & LTV	% Full Documentation	% Lite Documentation	% Stated Documentation	% No Documentation	IO Loans	Silent 2nds
4.501 - 5.000	0	0	0.02	0	0	0
5.001 - 5.500	0.88	0	1.03	0	0.5	0.08
5.501 - 6.000	1.1	0	0.61	0	0.62	0.46
6.001 - 6.500	4.15	0.09	2.21	0	1.78	0.94
6.501 - 7.000	7.37	0	6.85	0.1	4.51	3.1
7.001 - 7.500	6.8	0.06	6.47	0.1	3.75	3.42
7.501 - 8.000	8.57	0.16	7.96	0.27	3.19	3.57
8.001 - 8.500	6.15	0.09	5.46	0.25	1.73	2.26
8.501 - 9.000	6.82	0.06	4.9	0.12	1	2.26
9.001 - 9.500	3.99	0.03	2.44	0.29	0.38	0.89
9.501 - 10.000	2.85	0.02	2.13	0.07	0.09	0.34
10.001 - 10.500	1.77	0.02	1.46	0.01	0	0.06
10.501 - 11.000	1.47	0.01	0.72	0	0	0.04
11.001 - 11.500	1.04	0.01	0.47	0	0	0
11.501 >=	1.86	0.02	0.67	0	0	0.01
Total:	54.81	0.59	43.4	1.21	17.56	17.43

Please note LTV refers to loan to value for first lien and cumulative loan to value for second lien

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Credit Suisse

11 Madison Avenue

New York, New York 10010

www.credit-suisse.com

3/20/2006 16:24

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.